                                                                    EXHIBIT 10-N


                                                                  EXECUTION COPY


                             AMENDED AND RESTATED
                        RECEIVABLES PURCHASE AGREEMENT

     AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the "Amendment and Restatement") dated as of September 30, 1997 among MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan Guaranty"), in its capacity as Administrative Agent, NATIONAL STEEL FUNDING CORPORATION, a Delaware corporation ("NFSC"), NATIONAL STEEL CORPORATION, a Delaware corporation ("NSC"), the financial institutions party thereto, as buyers (the "Buyers"), the Letter of Credit Issuing Banks party thereto, the Reserve L/C Bank and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as structuring and collateral agent (the "Receivables Collateral Agent").

                             W I T N E S S E T H :

     WHEREAS, the parties referred to above have heretofore entered into a Receivables Purchase Agreement dated as of May 16, 1994 (as amended by Amendment No. 1 thereto dated as of May 31, 1995 and Amendment No. 2 and Consent thereto dated as of July 18, 1996, the "Agreement"), and

     WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the effective date hereof refer to the Agreement as amended and restated hereby.

     SECTION 2. Amendments to Definitions. Section 1.01 of the Agreement is amended as follows:

     (a) The definition of "Collateral Agent" is amended by replacing "J.P. Morgan Delaware" with "Morgan Guaranty".

     (b) The definition of "Commitment Fee" is amended by replacing ".1875%" with ".15%".

     (c) The definition of "Euro-Dollar Rate" is amended by replacing ".50%" with ".375%" and by replacing "2.50%" with "2.375%".

     (d) The definition of "Expiry Date" is amended by replacing "May 16, 2001" with the date "September 30, 2002".

     (e) The definition of "Fixed CD Rate" is amended by replacing ".625%" with ".50%" and by replacing "2.625%" with "2.50%".

     (f) The definition of "Issuing Bank Letter of Credit Fee" is amended by replacing ".25%" with ".15%".

     (g)  The definition of "J.P. Morgan Delaware" is hereby deleted.

     (h) The definition of "Letter of Credit Participation Fee" is amended by replacing ".50%" with ".375%".

     (i) The definition of "Reserve L/C Fee" is amended by replacing ".625%" with ".50%".

     (j) The definition of "Reserve Letter of Credit" is amended by replacing "J.P. Morgan Delaware" with "Morgan Guaranty".

     SECTION 3. Amendment to Section 2.04 of the Agreement. Section 2.04(a) of the Agreement is amended by replacing "A-1+" with "A-1" in the twenty-first line thereof.

     SECTION 4. Amendment to Section 2.07 of the Agreement. Section 2.07(a)(iii) of the Agreement is amended by replacing "March 15, 1994" with "August 11, 1997".

     SECTION 5. Amendment to Section 7.02 of the Agreement. Section 7.02 of the Agreement is amended by deleting the references to "J.P. Morgan Delaware".

     SECTION 6. Amendment to Schedule 1 of the Agreement. Schedule 1 of the Agreement is amended to read in its entirety as set forth in Exhibit A attached hereto.

     SECTION 7. Representations and Warranties. NSFC hereby represents and warrants that as of the effective date hereof (after giving effect hereto):

     (a) no Termination Event or Potential Termination Event has occurred and is continuing; and

     (b) each representation or warranty of NSFC set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct.

     SECTION 8. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 9. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof if each of the following conditions shall have been satisfied on or before October 10, 1997:

          (i) receipt by the Administrative Agent of duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (ii) evidence satisfactory to the Collateral Agent that a rating of AAA or higher assigned to the Buyer's Certificates shall have been reaffirmed by S&P; and

          (iii) NSC shall have paid to the Administrative Agent for the account of J.P. Morgan Securities, Inc. the arrangement, syndication and advisory fee set forth in the letter dated August 11, 1997.

     The Administrative Agent shall promptly notify the parties hereto of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties have cause this Amendment and Restatement to be duly executed as of the date first above written.

                                       NATIONAL STEEL FUNDING
                                         CORPORATION


                                       By: ___________________________________
                                           Name:
                                           Title:


                                       NATIONAL STEEL CORPORATION,
                                         as Servicer


                                       By: ___________________________________
                                           Name:
                                           Title:


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK,
                                         as Administrative Agent, Structuring
                                         and Collateral Agent, Reserve L/C Bank
                                         and Letter of Credit Issuing Bank


                                       By: ___________________________________
                                           Name:
                                           Title:


                                       THE FUJI BANK AND TRUST COMPANY,
                                         as Letter of Credit Issuing Bank


                                       By: ___________________________________
                                           Name:
                                           Title:

                                       BANK OF TOKYO-MITSUBISHI, LTD.,
                                         as Letter of Credit Issuing Bank


                                       By: ___________________________________
                                           Name:
                                           Title:


                                       COMERICA BANK, as Letter of Credit
                                         Issuing Bank


                                       By: ___________________________________
                                           Name:
                                           Title:

COMMITMENTS:                           BUYERS:

$30,000,000                            MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By: _____________________________
                                          Name:
                                          Title:


$30,000,000                            THE FUJI BANK AND TRUST COMPANY


                                       By: _____________________________
                                          Name:
                                          Title:


$25,000,000                            COMERICA BANK


                                       By: _____________________________
                                          Name:
                                          Title:


$25,000,000                            BANK OF TOKYO-MITSUBISHI, LTD.


                                       By: _____________________________
                                          Name:
                                          Title:


$20,000,000                            THE LONG-TERM CREDIT BANK
                                         OF JAPAN LTD.


                                       By: _____________________________
                                          Name:
                                          Title:

$15,000,000                            THE DAI-ICHI KANGYO BANK, LTD.,
                                         NEW YORK BRANCH


                                       By: _____________________________
                                          Name:
                                          Title:


$15,000,000                            THE INDUSTRIAL BANK OF JAPAN
                                         TRUST COMPANY


                                       By: _____________________________
                                          Name:
                                          Title:


$15,000,000                            NBD BANK


                                       By: _____________________________
                                          Name:
                                          Title:


$15,000,000                            THE YASUDA TRUST AND BANKING CO.,
                                         LTD.


                                       By: _____________________________
                                          Name:
                                          Title:


$10,000,000                            MELLON BANK, N.A.


                                       By: _____________________________
                                          Name:
                                          Title:

TOTAL
COMMITMENTS: $200,000,000

                                                                       Exhibit A


                                  Schedule 1

                   Special Obligors and Concentration Limits
                   -----------------------------------------

Obligor                                     Rating
-------                                     ------
                                     A-1    A-2    A-3    Unrated
                                     ---    ---    ---    -------
Ford Motor Company                   15%     8%     7%       4%

General Motors Corporation           15%    12%     8%       4%

Chrysler Motors Corporation          15%    12%     8%       4%

Silgan Containers Corporation        10%     8%     7%       7%

Ball Heekin Corporation              10%     8%     7%       6%


The rating referred to above at any time is the rating then assigned by S&P to the short-term unsecured debt of the Obligor.